Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to the requirements of the Securities Exchange Act of 1934, and in connection with the quarterly report of Travelzoo Inc. on Form 10-Q for the three months ended March 31, 2015, the undersigned hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that (1) this report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date:	April 24, 2015	By:	/s/ CHRISTOPHER LOUGHLIN
Christopher Loughlin
Chief Executive Officer